UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

-----------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

March 28, 2008
Date of Report (Date of earliest event Reported)

L & L INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA 000-32505 91-2103949
(State of Incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

130 Andover Park East, Suite 101, Seattle WA 98188
(Address of principal executive offices) (Zip Code)

(206) 264-8065
Registrant's Telephone Number, Including Area Code

L&L Financial Holdings, Inc.
720 Third Avenue, Suite 1611, Seattle, WA 98104
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

N/A

Section 2 - Financial Information

N/A

Section 3 - Securities and Trading Markets

N/A

Section 4 - Matters Related to Accountants and Financial Statements

N/A

Section 5 - Corporate Governance and Management

N/A

Section 6 - Asset-backed Securities

N/A

Section 7 - Regulation FD

N/A

Section 8 - Other Events

1)	The registrant changed its name to L&L International Holdings, Inc. ("L&L" or the "Company") to reflect the Company's worldwide business practices, effective immediately. The name change is approved by the Nevada State in March 2008.

2)	For further expansion of its operations, L&L Seattle office is moving to a bigger space in South Seattle on March 31, 2008. Detailed address as follow:

130 Andover Park East, Suite 101 Seattle, WA 98188

Telephone and fax numbers remain the same, (206) 264-8065, and (206) 264-7971.

Section 9 - Financial Statements and Exhibits

N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

L & L FINANCIAL HOLDINGS, INC.

By: /S/ Paul Lee

Date: March 28, 2008

Paul Lee, Chairman